. . . (1) The 2Q 2025 Investor Presentation should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to Form 8-K filed with the SEC on July 24, 2025, and the Quarterly Report on Form 10-Q filed with the SEC on August 4, 2025. OceanFirst Financial Corp. Investor Presentation(1) September 2025 Exhibit 99.1

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, inflation, general economic conditions, including potential recessionary conditions, levels of unemployment in the Company’s lending area, real estate market values in the Company’s lending area, potential goodwill impairment, natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the imposition of tariffs or other domestic or international governmental policies and retaliatory responses, the level of prepayments on loans and mortgage- backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, the availability of low-cost funding, changes in liquidity, including the size and composition of the Company’s deposit portfolio and the percentage of uninsured deposits in the portfolio, changes in capital management and balance sheet strategies and the ability to successfully implement such strategies, competition, demand for financial services in the Company’s market area, changes in investor sentiment and consumer spending, borrowing and saving habits, changes in accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, failure to retain or attract employees, the impact of pandemics on our operations and financial results and those of our customers and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation and in the Company’s Earnings Release furnished as Exhibit 99.1 to Form 8-K as filed with the SEC on July 24, 2025, and the Quarterly Report on Form 10-Q filed with the SEC on August 4, 2025. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third-party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

. . . Tailored Footprint Across Key Markets Overview of OceanFirst Corporate Overview & Market Data Ticker OCFC (NASDAQ) HQ Red Bank, NJ Branch Network 40 branches; 8 commercial banking centers Core Markets New Jersey, New York City, Greater Philadelphia Expansion Markets Boston, Northern Virginia and Baltimore Balance Sheet and Capital (Q1-23) Assets $13.3 billion Net Loans $10.1 billion Deposits $10.2 billion Non-performing Loans / Loans(1) 0.26% Tang. Equity / Tang. Assets(2) 8.7% CET1 Ratio 11.0% Q2-25 Loan Portfolio ($’millions) Q2-25 Deposit Base ($’millions) Core Profitability (Q1-23)2 Net Income $17.7 million EPS $0.31 Net Interest Margin (%)(3) 2.87% Efficiency Ratio (%) 72.3% ROAA (%) 0.53% ROTCE (%) 6.17% Corporate Overview and Market Data Balance Sheet and ital (Q -25) Core Profitability (Q2-25)(2) $5,068 CRE Investor -Owned $914 C&I - real estate $863 C&I - non-real estate $3,119 Residential $221 Home Eq. & Consumer Note: All data presented is as of June 30, 2025. (1) PCD loans are not included in these metrics. (2) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (3) Core NIM excludes purchase accounting and prepayment fee income. $1,687 Non-interest $3,845 Interest-bearing $1,378 Money market $1,023Savings $2,299 Time deposits 3 2 3 1 1 Boston Area Commercial Banking Centers Retail Branches Premier Locations 2 PA, NJ, NYC 3 Baltimore and Northern VA

. . .Proven Historical Net Interest Income and Loan Growth 120,262 169,218 240,502 255,971 312,951 305,338 377,477 369,731 334,035 174,288 3.46% 2016 3.52% 2017 3.71% 2018 3.62% 2019 3.16% 2020 2.93% 2021 3.37% 2022 3.02% 2023 2.72% 2024 2.91% 351,465 YTD Jun-25 Net Interest Margin YTD Net Interest Income Annualized Net Interest Income Net Interest Income Growth ($’thousands) Net Interest Income CAGR 13% 1,135 1,187 2,023 2,296 3,492 4,378 5,172 5,354 5,288 5,068 687 758 1,046 1,189 1,616 1,504 1,620 1,610 1,550 1,777 1,704 1,749 2,045 2,321 2,309 2,480 2,862 2,980 3,050 3,119 475 2018 408 2019 339 2020 261 2021 264 2022 251 2023 230 291 221 Q2-25 3,817 3,975 5,589 6,214 7,756 8,623 9,918 10,195 2016 281 2017 10,118 10,185 2024 Home Equity & Consumer Residential C&I Investor-Owned CRE Significant Growth in Commercial Loan Portfolio ($’millions) Investor-Owned CRE CAGR 19% C&I – CAGR 12% 4

. . .Successful Commercial Loan Growth and Geographic Diversification 48% 67% 2016 Q2-25 +19% (Commercial % of Loan Portfolio) Commercial Loans by Geography(1) as of Q2-25 Emphasis on Commercial Increase of $5.0B in commercial loans since 2016 Total: $6.8B (1) Based on location the loan is managed. (2) Other includes Washington, DC, Northern Virginia, Pittsburgh and Columbus. 39% 29% 22% 5% New Jersey New York Philadelphia Boston 3% Baltimore 2% Other Markets (2) 5

. . .Balanced Approach to Deposit Pricing and Growth Deposit Composition ($’millions) 646 607 867 937 1,373 775 1,542 2,445 2,081 2,299673 661 877 898 1,491 1,608 1,488 1,399 1,066 1,023 459 364 570 784 736 714 1,022 1,301 1,378 1,627 1,954 2,350 2,539 3,647 4,202 3,830 3,912 4,001 3,845 783 757 1,151 1,377 2,133 2,412 2,101 1,657 1,617 1,687 2016 2017 2018 578 2019 2020 2021 2022 2023 2024 Q2-25 4,188 4,343 5,815 6,329 9,428 9,733 9,675 10,435 10,066 10,232 Non-interest-bearing deposits Interest-bearing deposits Money Market Savings Time deposits Organic Deposit Growth ($’millions) 4,343 9,733 9,675 10,435 10,066 10,232 2,123 1,616 1,894 2016 2017 2018 449 2019 2020 2021 2022 2023 2024 Q2-25 4,188 5,815 6,329 9,428 Acquired Deposits Organic Deposits 55% 45% Commercial Consumer Total: $10.2B Deposit Stratification 6

. . .Conservative Credit Risk Profile 0.05% 2017 0.09% 0.01% 0.03% 0.13% 0.05% 2018 0.05% 0.08% 0.00% 0.12% 0.04% 2019 0.14% 0.17% 0.02% 0.11% 0.03% 2020 0.02% 0.10% 0.00% 0.07% 0.02% 2021 0.07% 0.04% 0.00% 0.06% 0.02% 2022 0.18% 0.00% 0.05% 0.02% 2023 0.10% 0.04% 0.00% 0.10% 0.03% 2024 0.14% 0.04% 0.21% 0.05% 0.03% Q2-25 0.52% 0.31% 0.29% 0.47% 0.00% 0.19% 0.26% 0.15% 0.01% 0.11% 0.27% 0.26% 0.22% CRE: IO C&I - Real Estate C&I - Non-Real Estate Residential Consumer (1) PCD loans are not included in these metrics. Refer to “Asset Quality” section in the Earnings Release for additional information. 0.22 0.59 2019 0.32 0.64 0.19 0.38 2023 0.22 0.550.54 0.26 0.56 Q2-25 0.16 20212020 0.69 2017 0.15 0.44 0.25 0.40 0.60 2018 2022 2024 NPA/Assets Peer Average NPA/Assets Continued Focus on Credit Risk(1)Non-performing Loans by Type as % of Loans(1) 0.01% 7

. . .Business Model Strength Driving Significant Capital Return $12.33 $0.49 $0.55 $1.01 $13.67 2015 $1.04 $1.55 $12.94 2016 $1.09 $2.15 $13.58 2017 $1.39 $2.77 $14.26 2018 $1.97 $3.45 $15.13 2019 $2.25 $4.13 $14.98 2020 $2.86 $4.81 $15.93 2021 $2.98 $5.55 $17.08 2022 $2.98 $6.35 $18.35 2023 $3.35 $7.15 $18.98 2024 $3.74 $7.55 $19.34 2013 $13.95 $15.62 $15.53 $16.82 $18.42 $20.55 $21.36 Q2-25 $25.61 $27.68 $29.48 $30.63 $12.91 2014 $0.94 $23.60 The growth in TBV per common share (1) (TBVPCS) is attributed to:  Minimally dilutive and strategic acquisitions including in critical new markets  Stable and competitive dividend  114th consecutive quarter  Historical target Payout Ratio of 30% to 50%  Total repurchases of 1,003,550 shares for the quarter ended June 30, 2025.  Total shares available to repurchase of 3,226,284, including the announcement on July 16, 2025, where the BOD authorized the 2025 Stock Repurchase Program to repurchase up to 3,000,000 additional shares. (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. Growth Since 2013 Tangible Book Value per Share (1) 56.9% Total Capital Return per Share 148.5% Cumulative Share Repurchase/Share Cumulative Dividends/Share TBVPS 8

. . . Quarterly Earnings Update 9

. . .Q2-25 Financial Highlights (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information Financial Highlights $0.31 Core Diluted EPS(1) $88 million Net Interest Income 0.53% Core ROAA(1) 6.17% Core ROTCE(1) $0.46 Core PTPP Diluted EPS(1) 11.0% CET1 Ratio  Total loans increased at a 2% annualized growth rate, including $132 million of commercial and industrial loan growth. The commercial loan pipeline reached a record high of $791 million, which increased 111% from $376 million in the linked quarter.  In April 2025, we added 9 Premier Banking teams totaling 36 employees. Through quarter-end, these teams have added $115 million of deposits at a weighted average cost of 2.71%. We remain optimistic on the trajectory of the Premier Bank’s growth based on the team’s performance to date.  The Company repurchased 1,003,550 shares during the quarter and redeemed all preferred stock. Book value per share decreased $0.63 to $28.64 while tangible book value per share increased $0.18 to $19.34 as compared to the linked quarter.  In July 2025, the Company’s Board of Directors authorized a repurchase program to repurchase up to an additional 3 million shares. 10

. . .Premier Bank Launch Multi-Year Aspiration Goals Performance To Date  Teams to achieve their full run-rate in 2 to 3 years.  Target deposits of $2 to $3 billion by end of 2027.  9 Teams hired and onboarded, totaling 36 FTEs.  $115 million of deposits thru 6/30/25 at a weighted average cost of 2.71%.  Added +670 new accounts across ~200 relationships.  Target $500 million in deposits in 2025. Strategic Deployment of Funding Channel  Reduce wholesale funding and higher cost retail deposits in the near term.  Create meaningful margin and profitability expansion through a stable low-cost deposit vertical supporting future C&I growth. Geography and Reach  New York City – Expanding existing Midtown, NY branch and adding non-retail space.  Long Island – New commercial banking center in Melville.  Westchester – Leveraging existing Scarsdale, NY full-service branch. 11 Business Model  Relationship driven, team-based approach to service, resulting in superior high-touch client experience.  Differentiated Commercial Organic Deposit Channel leveraging our existing infrastructure and products.

. . .Loan Portfolio Trends Moderated Loan Growth in the Portfolio ($’millions)  Total loan pipeline at Q2-25 is $955 million, driven by a record commercial loan pipeline of $791 million. 5,325 5,273 5,288 5,200 5,068 858 842 902 897 914 616 661 648 749 863 2,978 3,003 3,050 3,053 3,119 5.46% 242 Q2-24 5.46% 243 Q3-24 5.38% 230 Q4-24 5.37% 226 Q1-25 5.41% 221 Q2-25 10,019 10,022 10,118 10,125 10,185 Average Loan Yield Home Equity & Consumer Residential C&I - non-real estate C&I - real estate CRE Investor-Owned 12

. . . Strong asset quality trends driven by prudent growth and strong credit risk management Quarterly Credit Trends (1 of 2) Note: At June 30, 2025, of the Special Mention loans and Substandard loans represented above, 87.3% and 82.9% were current on payments, respectively. (1) OCFC criticized loans exclude OREO. (2) Peer data is on a one quarter lag. Non-Performing Loans and Assets ($’000)(1) Special Mention and Substandard Loans ($’000) (1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information. Criticized loans as a % of total loans remain low at 1.43% as of Q2-25 compared to 2.06% as of Q4-19 (pre-pandemic). 0.20% 23,398 25,252 27,596 29,246 26,711 7,680 0.31% 0.23% 7,183 Q2-24 0.25% 0.19% Q3-24 0.27% 0.22% 1,811 Q4-24 0.29% 0.23% 1,917 Q1-25 0.26% Q2-25 NPL to total loans NPA to total assets NPL - single CRE relationship OREO Non-performing loans 92,847 103,384 103,534 125,454 124,112 49,767 85,721 54,526 23,811 21,521 3.45% 1.42% Q2-24 3.58% 1.89% Q3-24 3.49% 1.56% Q4-24 3.70% 1.47% Q1-25 1.43% Q2-25 3.82% Peer Average Criticized Loans / Total Loans OCFC Criticized Loans / Total Loans Special Mention Substandard OCFC 10-Year (2015-2024) Average Criticized Loans / Total Loans = 2.24% 13 (1) (2) (1) Increase driven by a $6.2 million note moved to OREO.

. . .Quarterly Credit Trends (2 of 2) Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans NCOs / (Recoveries) and Provision for Credit Loss Expense ($’thousands) 0.06% 0.69% Q2-24 0.06% 0.69% Q3-24 0.06% 0.73% Q4-24 0.05% 0.78% Q1-25 0.05% 0.78% Q2-25 0.75% 0.75% 0.79% 0.83% 0.83% PCD & General Credit Marks ACL 1,452 -88 -158 636 2,218 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Provision Expense Net Charge-offs (Recoveries) 3,114 517 3,467 Includes $1.4 million non-core day 1 provision relating to Spring Garden acquisition. Note: The allowance for credit losses plus the unamortized credit and PCD marks amounted to $84.2 million or 0.83% of total loans at Q2-25, as compared to $84.4 million, or 0.83% of total loans at Q1-25. 2,041 Includes $3.3 million of increased provision related to elevated uncertainty in the macroeconomic environment despite strong asset quality metrics. 5,340 2,086 14 3,039 Note: Q2-25 charge-offs primarily relate to two commercial relationships of $1.6 million and $445K for NPL sale.

. . .Deposit Trends (1) Deposit beta is calculated as the increase in rate paid on total deposits per quarter divided by the incremental increase in the fed funds rate since January 1, 2022. Up cycle is the period from January 1, 2022 to June 30, 2024. The down cycle is from July 1, 2024 to June 30, 2025.  Total deposits increased $55 million from the prior quarter.  Time deposits increased by $180 million to $2.3 billion driven by an increase in brokered time deposits of $152 million and retail time deposits of $27 million, respectively.  Increase in brokered time deposits driven by timing lag on funding new loan growth against outflow of government deposits and incoming Premier Bank deposits.  We expect Q3-25 deposit growth to be in line with loan growth. Deposit Mix Remains Stable ($’millions) 2,368 2,221 2,081 2,120 2,299 1,116 1,072 1,066 1,052 1,023 1,210 1,289 1,301 1,337 1,378 3,668 3,896 4,001 4,007 3,845 1,633 1,638 1,617 1,661 1,687 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 9,994 10,116 10,066 10,177 10,232 Non-Int. Bearing Int. Bearing Checking Money Market Savings Time Deposits Deposit Beta (1) Up Cycle Down Cycle Cumulative 42% 34% 43% 15 Cost of Deposits Spot Avg Type of Account Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Q2-25 Int. Bearing Checking 2.16% 2.27% 2.11% 2.04% 2.02% 2.07% Money Market 3.61% 3.37% 3.00% 2.83% 2.94% 2.90% Savings 0.83% 0.81% 0.72% 0.67% 0.66% 0.65% Time Deposits 4.55% 4.47% 4.18% 3.75% 3.75% 3.74% Total (incl. non-int. bearing) 2.40% 2.38% 2.17% 2.03% 2.07% 2.06%

. . .Net Interest Income and Net Interest Margin Trends Net Interest Margin NIM Bridge 2.71% Q2-24 2.67% Q3-24 2.69% Q4-24 2.90% Q1-25 2.91% Q2-25 NIM Net Interest Income ($’000) 82,263 Q2-24 82,219 Q3-24 83,329 Q4-24 86,652 Q1-25 87,636 Q2-25 Net Interest Income Headwinds  Competitive market environment as peers compete on rate for quality credit. Tailwinds  Continued growth in lower cost deposits from the Premier Bank teams. 16 Q1-25 NIM 0.01% Impact of purchase accounting and prepayment fees Q2-25 NIM 2.90% 2.91%

. . . Core Efficiency Ratio (1) Expense Discipline and Focused Investment Core Non-Interest Expense (1) ($’000) 8,377 9,512 10,328 9,081 10,867 2,161 1,970 2,620 2,425 4,3366,018 5,940 6,366 6,647 6,8082,685 2,618 2,517 2,983 2,8986,243 6,183 6,306 6,418 6,323 33,136 35,844 36,602 36,740 40,242 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 58,620 62,067 64,739 64,294 71,474 Compensation & employee benefits Occupancy & equipment FDIC & regulatory assessments Data processing Professional fees Other Opex (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2) Other Opex includes marketing, check card processing, amortization of intangibles, and other expenses.  Q2-25 core non-interest expenses increased by $7.2 million (or 11%) from the linked quarter driven by the hiring of C&I lenders and the full quarter impact of Premier Bank teams.  Q2-25 core non-interest expense includes non-recurring recruiting fees totaling $1.6 million relating to the Premier Bank hires.  Q3-25 core operating expenses remains at a run-rate of $71-72 million due to a full quarter of commercial banking team hires. (2) 17 63.47% Q2-24 66.00% Q3-24 67.74% Q4-24 65.81% Q1-25 72.28% Q2-25 1.75% 1.84% 1.90% 1.96% 2.16% Core Efficiency Ratio Core Non-Interest Expense to Average Assets (Annualized)

. . .Generating Consistent Returns Book Value and Tangible Book Value per Common Share ($)(1) Core ROAA(1), ROTE(1), and ROTCE(1)  Capital remains strong and above “well capitalized” levels.  Tangible book value per common share increased $0.41 or 2% from the same quarter last year.  The Company redeemed all of its preferred stock during the quarter for an aggregate payment of $57 million, at a redemption price of $25.00 per share.  Total shares available to repurchase of 3,226,284 including the announcement on July 16, 2025, where the BOD authorized the 2025 Stock Repurchase Program to repurchase up to 3 million additional shares. Capital Management ($’millions) 18.93 19.28 18.98 19.16 19.34 28.67 29.02 29.08 29.27 28.64 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Book Value per Share Tangible Book Value per Common Share 7.86% 8.26% 0.68% Q2-24 7.85% 8.24% 0.69% Q3-24 7.51% 7.89% 0.65% Q4-24 7.00% 7.34% 0.62% Q1-25 6.17% 0.53% Q2-25 Core ROTE Core ROTCE Core ROAA 12 12 12 12 12 5 7 17 9.08% 11.2% Q2-24 9.10% 11.3% 1 Q3-24 9.06% 11.2% 0 Q4-24 9.19% 11.2% Q1-25 8.67% 11.0% Q2-25 Tangible Stockholders’ Equity to Tangible Assets (1) CET1 Share Repurchases Common Dividend (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. 18

. . .Management Q3-25 Outlook Loans Deposits Operating Expenses Net Interest Income • Expecting accelerating growth, subject to unanticipated payoffs and supported by our strong pipeline. • Maintain loan-to-deposit ratio ~100%. 2-3% growth sequentially (8-12% annualized) Growth consistent with loan growth Stable Stable to modest uptick in NIM% Key Assumptions / Commentary • We expect Q3-25 operating expenses in the range of $71-72 million, reflecting a full quarter of commercial banking hires with minimal incremental hires during the quarter. • Subject to expected growth and interest rate trends, we expect net interest income $ to grow in line with loan growth. Other Income Relatively stable Credit Continued benign outlook Capital Robust CET1 ratio (>10%) • Sufficient capital to fund near-term growth; share repurchase authorization provides flexibility to return value to shareholders. 19

. . . Appendix 20

. . .Diversified CRE Portfolio with Conservative Risk Profile  Underlying collateral is diversified.  Low concentration in the Multi-Family portfolio, which represents 6% of total assets.  Maturity wall is modest and has a minimal impact: Our CRE Investor- Owned maturity wall, totaling $1.0 billion (or 10% of total loans), is set to mature in 2025 and 2026 with weighted average rates of 5.42% and 3.80%, for each respective cohort. The impact of repriced loans to-date has been benign. CRE Investor-Owned Portfolio by Geography(3) Notes: • All data represents CRE Investor-Owned balances, excluding purchase accounting marks and Construction as of June 30, 2025, unless otherwise noted. • WA LTV represents the weighted average of loan balances as of June 30, 2025 divided by their most recent appraisal value, which is generally obtained at the time of origination. • WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan’s respective annual debt service based on the most recent credit review of the borrower. • WA rate includes borrower fixed rate exposure for loans with swap contracts and excludes any benefit from back-to-back rate swaps. Footnotes: (1) Other includes underlying co-operatives, single purpose, stores and some living units / mixed use, investor-owned 1-4 family, land / development, and other. (2) Rent-regulated multi-family is defined as buildings with >50% rent-regulated units. (3) Based on location of collateral. 31% 28% 26% 9% NY PA/DE NJ 3% MA 3% MD/DC Other Limited underlying concentration exposure: • NYC rent-regulated(2) multi-family: $30.5 million • NYC Office Central Business District (CBD): $7.0 million 21 CRE Investor-Owned - Maturity Wall Balance Weighted Average % of Maturity Year ($'millions) Rate LTV DSCR Loans 2025 529 5.42 52.76 1.75 5.19% 2026 508 3.80 53.00 2.25 4.99% Total 1,037 4.62 52.88 2.00 10.18% CRE Investor-Owned - Collateral Details $'millions CRE: Investor-Owned % of Total WA LTV WA DSCR Office 1,023 23.0% 54.5 1.78 Retail 1,021 22.9% 52.7 1.98 Multi-Family 833 18.7% 62.3 1.70 Industrial / Warehouse 731 16.4% 48.4 2.15 Hospitality 175 3.9% 46.1 1.98 Other (1) 671 15.1% 59.3 1.10 CRE: Investor-Owned 4,455 100.0% 54.9 1.78 Construction 613 CRE IO and Construction Total 5,068

. . .Conservative Risk Profile of CRE IO Office & Construction Portfolio Highlights  96% of Office & Construction loans are pass-rated (not classified or criticized).  93% of Office & Construction loans are classified as non-Central Business District loans.  CBD loans comprise < 1% of total assets and have a weighted average LTV of 53.8 and weighted average DSCR of 1.82.  Office portfolio is primarily secured by small properties with 72% of the portfolio secured by properties of 300K SF or smaller.  The average loan size of the office portfolio is $4.4 million with 47% of the portfolio under $1 million and 79% under $5 million. Notes: • All data represents CRE Investor-Owned balances, excluding purchase accounting marks and Construction as of June 30, 2025, unless otherwise noted. • WA LTV represents the weighted average of loan balances as of June 30, 2025 divided by their most recent appraisal value, which is generally obtained at the time of origination. • WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan’s respective annual debt service based on the most recent credit review of the borrower. In the above tables, Construction consists of all property segments (e.g., co-op, hospitality, industrial / warehouse, etc.) 22 CRE Investor-Owned: Office + Construction $'millions Balance % of Office % of Total Loans WA LTV WA DSCR General Off ice 491 48.0% 4.8% 48.3 1.92 Life Sciences & Medical 275 26.9% 2.7% 56.1 1.79 Credit Tenant 257 25.1% 2.5% 64.6 1.49 Office 1,023 100.0% 10.0% 54.5 1.78 Construction (all property segments) 613 6.0% Office + Construction 1,636 16.1% CRE Investor-Owned: Office + Construction CBD Bifurcation $'millions Balance % of Total % of CBD MA 45 4.0% 38.0% NJ 43 3.8% 35.7% PA 25 2.2% 20.5% NY 7 0.6% 5.8% Central Business District 120 7.3% 100.0% Non Central Business District 1,517 92.7% Office + Construction 1,636 100.0% Central Business District (CBD): Office + Construction $'millions Balance % of Total WA LTV WA DSCR Credit Tenant 43 35.7% 59.3 1.86 General Off ice 35 29.1% 53.5 2.37 Life Sciences & Medical 42 35.3% 48.5 1.34 CBD - Office & Construction 120 100.0% 53.8 1.82

. . . COVID-19 Pandemic Track Record of Strong Credit Performance  From 2006 to Q2-25, inclusive of the Global Financial Crisis, Hurricane Sandy, and the COVID-19 Pandemic, OCFC’s NCO to average loans totaled 13 bps per year compared to 71 bps for all commercial banks between $10 - $50 billion in assets.  From 2006 to Q2-25, peak net charge-offs to average loans for OCFC totaled 56 bps in 2011. Peak charge-offs for commercial banks between $10 - $50 billion in assets were 253 bps in 2009. Global Financial Crisis Hurricane Sandy Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag. (1) Any period with net recoveries is denoted as 0% NCO / Avg Loans in the graph. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q2-25 OCFC NCO / Avg Loans Commercial Banks ($10-50 bn) NCO / Avg Loans (1) 23

. . . 0.29% 0.32% 0.51% 0.63% 0.80% 1.43% Northeast Midwest Mid Atlantic Southeast Southwest West COVID-19 Pandemic Hurricane Sandy Global Financial Crisis Northeast Outperforms Through Credit Cycles…  Historically, net charge-offs for Northeastern headquartered banks have greatly outperformed major exchange traded U.S. banks headquartered in other regions  Median net charge-offs / average assets for Northeastern banks averaged 20 bps during the Global Financial Crisis compared to 50 bps for other regions. GFC Peak NCOs 1.1x 1.8x 2.2x 4.9x2.8x 24

. . . Hurricane Sandy Global Financial Crisis COVID-19 Pandemic …With a Similar Story in Commercial Real Estate Portfolios 0.03% 0.04% 0.09% 0.10% 0.11% 0.16% Northeast Southwest Southeast Mid Atlantic Midwest West GFC Peak CRE NCOs  Northeastern banks’ CRE portfolio net charge-offs have also historically outperformed major exchange traded banks in other regions  Median CRE net charge-offs / average assets for Northeastern banks averaged 2 bps during the Global Financial Crisis compared to 6 bps for other regions 25

. . .Non-GAAP Reconciliations (1 of 2) 26 Non-GAAP Reconciliation For the Three Months Ended $'000 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Core Earnings: Net income available to common stockholders (GAAP) $ 16,200 $ 20,505 $ 20,905 $ 24,112 $ 23,369 Adjustments to exclude the impact of non-recurring and non-core items: Spring Garden opening provision for credit losses - - 1,426 - - Net (gain) loss on equity investments (488) (205) 5 (1,420) (887) Net gain on sale of trust business - - - (1,438) - Merger related expenses - - 110 1,669 - Income tax expense (benefit) on items 115 49 (388) 270 188 Loss on redemption of preferred stock 1,842 - - - - Core earnings (Non-GAAP) $ 17,669 $ 20,349 $ 22,058 $ 23,193 $ 22,670 Income tax expense $ 5,771 $ 6,808 $ 5,083 $ 7,464 $ 7,082 Provision for credit losses 3,039 5,340 3,467 517 3,114 Less: non-core provision for credit losses - - 1,426 - - Less: income tax expense (benefit) on non-core items 115 49 (388) 270 188 Core earnings PTPP (Non-GAAP) $ 26,364 $ 32,448 $ 29,570 $ 30,904 $ 32,678 Core earnings diluted earnings per share $ 0.31 $ 0.35 $ 0.38 $ 0.39 $ 0.39 Core earnings PTPP diluted earnings per share $ 0.46 $ 0.56 $ 0.51 $ 0.53 $ 0.56 Core Ratios (Annualized): Return on average assets 0.53% 0.62% 0.65% 0.69% 0.68% Return on average tangible stockholders' equity 6.17 7.00 7.51 7.85 7.86 Return on average tangible common equity 6.17 7.34 7.89 8.24 8.26 Efficiency ratio 72.28 65.81 67.74 66.00 63.47

. . .Non-GAAP Reconciliations (2 of 2) 27 Non-GAAP Reconciliation $'000 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Tangible Equity Total stockholders' equity $ 1,643,680 $ 1,709,117 $ 1,702,757 $ 1,694,508 $ 1,676,669 Less: Goodwill 523,308 523,308 523,308 506,146 506,146 Intangibles 10,834 11,740 12,680 7,056 7,859 Tangible stockholders' equity 1,109,538 1,174,069 1,166,769 1,181,306 1,162,664 Less: Preferred Stock - 55,527 55,527 55,527 55,527 Tangible common equity $ 1,109,538 $ 1,118,542 $ 1,111,242 $ 1,125,779 $ 1,107,137 Tangible Assets: Total assets $ 13,327,847 $ 13,309,278 $ 13,421,247 $ 13,488,483 $ 13,321,755 Less: Goodwill 523,308 523,308 523,308 506,146 506,146 Intangibles 10,834 11,740 12,680 7,056 7,859 Tangible assets $ 12,793,705 $ 12,774,230 $ 12,885,259 $ 12,975,281 $ 12,807,750 Tangible stockholders’ equity to tangible assets 8.67% 9.19% 9.06% 9.10% 9.08% Tangible common equity to tangible assets 8.67% 8.76% 8.62% 8.68% 8.64%